Exhibit 10.14

2009 Corporate Incentive Plan COMPANY CONFIDENTIAL January 1st, 2009 through December 31st, 2009

1. Purpose

The purpose of the Motricity, Inc. (the “Company”) Corporate Incentive Plan (the “Plan”) is to drive a culture focused on organizational performance. The Plan delivers “pay-for-performance” through annual incentive payments based on overall company performance. The Plan is intended to provide all eligible employees (the “Participants”) with additional compensation for their contribution to the achievement of the Company’s objectives, encouraging and stimulating superior performance by such individuals, and assisting and retaining highly qualified employees.

2. Definitions

A.	“Adjusted EBITDA” means the Company’s Fiscal Year 2009 consolidated net income before interest income and expense, provision for income taxes, depreciation and amortization, restructuring charges, stock compensation and other income/expense as defined and calculated in accordance with its currently employed accounting policies, methods and practices employed by the Company (consistent with U.S. generally accepted accounting principles (“GAAP”)) in the preparation of its consolidated financial statements and its 2009 Budget. Adjusted EBITDA includes expenses associated with payments under this Plan, the Sales Incentive Plan, spot bonuses as well as all other incentive plans.

B.

“Base Salary” will be equal to the Participant’s annual base salary paid effective December 3lst for the year in which the Bonus Award is earned. Base Salary is determined before reductions for contributions under Section 401 (k) of the Internal Revenue Code of 1986, as amended. If a Participant’s bonus level or Base Salary changes during the year, then the Base Salary will be pro-rated for the portion of the year to reflect the change in bonus level and/or Base Salary. Participants currently eligible for the Plan receiving a promotion with an increase and/or change in their target Bonus Award will have their target Bonus Award pro-rated accordingly. Base Salary does not include, without limitation, (i) financial awards under the Plan; (ii) variable compensation such as incentive awards, commissions or spot bonuses; (iii) imputed income from such programs as life insurance, auto allowance, or non-recurring earnings such as moving or relocation expenses, allowances or perquisites; (iv) stock-related compensation; or (v) overtime, unless required to be included in Base Salary for purposes of the Plan, in accordance with applicable law.

C.	“Board” means the Board of Directors of the Company.

D.	“Bonus Award” is the cash payment that may be earned by Participant, subject to the eligibility requirements set forth in Section 3 and the achievement by the Company of Financial Targets.

E.	“Budget” means the Company’s budget as approved by the Board.

F.	“Compensation Committee” means the Compensation Committee of the Board, which has the authority to approve and amend the Plan if it deems such change(s) is/are in the interest of the Company.

G.	“Financial Targets” are the financial targets of the Company established by the Board for the 2009 Plan year as described in Section 5.

H.	“Fiscal Year” means the Company’s fiscal year beginning January 1st and ending December 31st.

I.	“Management Committee” consists of the Company’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel and the Vice President of Human Resources.

J.	“Non-Exempt Employee” means an employee who receives hourly wages as determined under the Fair Labor and Standards Act and the wage and hours law of the applicable state.

K.	“Revenue” means the Company’s Fiscal Year 2009 revenue in accordance with the currently employed accounting policies, methods and practices employed by the Company (consistent with GAAP) and the preparation of its consolidated financial statements and its 2009 Budget.

L.	“Working Capital” means the Company’s monthly average of (i) accounts receivable minus (ii) account payable minus (iii) other accrued liabilities for the Company’s Fiscal Year 2009 expenses, in accordance with the currently employed accounting policies, methods and practices employed by the Company (consistent with GAAP) and the preparation of their respective consolidated financial statements and in the Company’s 2009 Budget.

3. Eligibility

In order to be eligible to participate in the Plan and receive a Bonus Award, a Participant must be a Full-Time employee and working in a bonus eligible position for at least 90 days during that Fiscal Year. “Full-Time” is defined as working 35 or more hours per week. Contingency workers, including temporaries, part-time employees, contractors, consultants and outsourced work teams are not eligible for participation in the Plan. Employees who transfer into or out of a Bonus Award eligible position during the Plan year will be eligible for a pro-rated Bonus Award as described in Section 4 below as long as all other criteria under this Plan are met. In order to be eligible to participate in the Plan and/or to receive any payout, Participants will not be able to participate in the Plan while simultaneously participating in the Company’s Sales Incentive Plan and/or other incentive plans (with the exception of eligibility for spot bonuses). To the extent that there is any conflict between this Plan and the Company’s Sales Incentive Plan and/or any other incentive plans, this Plan shall govern.

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Good Standing: Participants must be actively employed and in good standing (and otherwise in compliance with the Company’s policies and procedures) on the actual bonus pay date in order to receive a payout. Participants placed on a performance improvement plan or in corrective action status as a result of poor performance during the Plan year, but that return to “Good Standing” status prior to the bonus payment date will only be eligible for a prorated incentive payout for that Plan year at the discretion of the Management Committee. If the employee’s status returns to “Good Standing” in the new year, eligibility for full participation in the Plan will be reinstated for the new year going forward.

•	Voluntary Separation: If a Participant voluntarily separates from Motricity after the end of the Plan year, but prior to the payout date, then the award is forfeited.

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Involuntary Separation: Participants terminated for cause prior to the payout date will irrevocably forfeit any Bonus Award under the Plan. For purposes of the Plan, “Cause” will have the meaning defined in an employee’s employment agreement with the Company, if any, or as such term is defined in the Company’s 2004 Stock Incentive Plan which is, “an employee’s termination shall be for “cause” if such termination results from the employee’s (x) termination for “cause” under the employee’s employment, consulting, or other agreement with the Company or a related entity, if any; or (y) if an employee has not entered into any such employment, consulting or other agreement, then the employee’s termination shall be for “cause” if such termination

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results due to the employee’s (i) dishonesty or commission of a crime; (ii) failure to perform employee’s duties for the Company or a related entity to the satisfaction of the Company; or (iii) engaging in conduct that could be damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “cause” shall be made by the Company in its sole discretion. In the event employees are separated from the Company, as a result of Company action, such as a reduction in force or redundancy action, then such payouts will be forfeited and any severance payments received will be considered payment in full.

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Forfeiture of Bonus: If a Participant’s termination of employment occurs prior to the date of the Bonus Awards are actually paid out, then the Participant will not be entitled to any bonus payment for the Fiscal Year during which the termination occurs, except as may otherwise be provided under the terms of the Plan or as determined by the Compensation Committee in its sole and absolute discretion. Bonus Awards are not considered earned until they are approved by the Compensation Committee and are actually paid by the Company. Consequently, a Participant whose employment with the Company is voluntarily or involuntarily terminated prior to the actual Bonus Award payment date will be deemed ineligible for payment of the Bonus Award.

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Sales Incentive Plan: Sales Representatives are not eligible under this Plan, however, they may be eligible under the Company’s Sales Incentive Plan. “Sales Representatives” means an employee whose primary function is directly engaged in “selling” the Company’s products and services to its customers.

Participation in this Plan is at the Company’s discretion and the Compensation Committee may, at its sole and absolute discretion, decide to alter, modify or amend the Plan.

4. Pro-Rated Bonus Awards

A Participant will earn a Bonus Award based on the amount of time the eligible Participant is actively and continuously employed full-time in an eligible position during the Fiscal Year subject to meeting the eligibility requirements under Section 3.

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New Hires and Rehires: The Bonus Award will be prorated based upon actual salary earned during the Fiscal Year relative to annual salary. For example, a Participant initially hired on July 1st would be eligible for 50% of the annual Bonus Award. In the case of rehires, there is no credit for prior service and the rehire date must occur on or before October 3rd in order for the Participant to be eligible under the Plan for the Fiscal Year.

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Leaves of Absence: Time taken during a leave of absence is not credited toward eligibility for a Bonus Award; therefore, awards will be prorated for the length of time on leave of absence. Furthermore, payments of Bonus Awards are not considered earned and payable unless and until the Participant returns to work, with the exception of military leave. If the leave of absence lasts nine months or more during the Fiscal Year, then the Participant will not have met the 90-day eligibility required to earn a bonus for that Fiscal Year.

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Promotions and Demotions: If the action results in a movement from one bonus-eligible position to another bonus-eligible position (with either a higher or lower bonus target) a pro-rated Bonus Award will be calculated. The Bonus Award will be calculated separately by factoring the time in each bonus eligible position by the corresponding bonus target and base pay during the Participant’s tenure in each position. However, if a Participant is both promoted and later demoted during the fiscal year, the Participant’s entire bonus eligibility and bonus target percent will be determined by the lower grade.

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Move from Bonus-Eligible Position to a Non-Bonus Eligible Position: The Bonus Award will be prorated based upon the time in a bonus-eligible position as long as the Participant was in the position for a minimum of 90 days during the Fiscal Year. The Bonus Award will be based upon the base salary and the annual bonus target while in the bonus-eligible position.

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Move from Non-Bonus-Eligible Position to a Bonus-Eligible Position: The Bonus Award will be prorated based on the time worked, the corresponding bonus target, and the base salary in effect while in the bonus-eligible position as long as the Participant was in the eligible position for a minimum of 90 days during the Fiscal Year.

5. Financial Targets and Minimum Financial Targets

The Financial Targets established for the 2009 Plan consist of Adjusted EBITDA, Revenue and Working Capital amounts approved by the Compensation Committee for the Plan year. The Company must achieve the Minimum Financial Targets consisting of the Adjusted EBITDA and Revenue amounts approved by the Compensation Committee for the Plan year in order for any payout to occur under the Plan (the “Minimum Financial Targets”).

The Financial Targets and Minimum Financial Targets for the 2009 Plan year are set forth at (i) Exhibit A for Participants who are Senior Director level and below and (ii) Exhibit B for Participants who are Vice President level and above.

In the event of extraordinary or non-recurring events, including without limitation, changes in applicable accounting rules or principles, changes in the Company’s methods of accounting, changes in applicable law, changes due to consolidation, or acquisitions, then the Compensation Committee, upon consultation with the Board and the Management Committee, at any time prior to the final determination of Bonus Awards, may consider changes, including termination of the Plan and exercise of its discretion to either reduce, increase or eliminate a Bonus Award if such change(s) is/are desirable in the interests of equitable treatment of the Participants and the Company. The Management Committee will implement such change(s) for immediate incorporation into the Plan.

6. Computation and Disbursement of Funds

The Plan is designed to result in annual Bonus Awards for each Participant equal to each Participant’s annual Target Bonus percentage if the Company meets but does not exceed the Financial Targets for the full year. Further, the aggregate amount of Bonus Awards for all Participants for the full year would equal the amount contained in the 2009 Budget for payout under this Plan.

Company performance will be assessed and measured after the end of the Plan Fiscal Year in order to determine each Participant’s annual Bonus Award. Subject to achievement of the Minimum Financial Targets set forth in Exhibits A and B, Bonus Awards will be determined by the Company’s performance relative to the Financial Targets also set forth in Exhibits A and B. In the event the Company fails to achieve the Minimum Financial Targets, then Participants will not receive a Bonus Award for the year.

The calculation of Adjusted EBITDA, Revenue and Working Capital will be based upon the Company’s audited financial statements for the year, subject to review and approval by the Board in its sole discretion. Solely on an exception basis in the event that the Company’s audited financial statements are not available before March 31st of the subsequent Plan year and only with the prior approval of the Board, unaudited financials may be used to measure achievement of the Financial Targets.

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The Management Committee will calculate the Company’s actual achieved performance relative to the Financial Targets and the proposed Bonus Award under the Plan. The proposed Bonus Award will be presented to the Compensation Committee by no later than 60 days of the end of the Fiscal Year and once approved, the Bonus Award will be paid to Participants within 90 days (by March 31) of the end of the Fiscal Year. If the approval from the Compensation Committee occurs more than 90 days after the end of the Fiscal Year, then the Bonus Award payouts will occur on the next scheduled pay cycle following approval, but no later than June 30th, 2010.

Income, employment and any other applicable taxes will be withheld from any Bonus Award payments required under the Plan to the extent determined by the Company in accordance with applicable law and remitted to the appropriate tax authority.

7. Target Bonus Percentages

Target Bonus Percentages by position or job level are provided in Exhibit C.

8. Administration

Subject to Section 6, the Management Committee will have the authority to administer, interpret and make all decisions and exercise all rights of the Company with respect to this Plan, including, without limitation, the authority (i) to determine eligibility hereunder; (ii) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (iii) to interpret the provisions of the Plan and decide any questions and settle controversies and disputes with employees that may arise in connection with the Plan. The Management Committee will provide the Compensation Committee, no less than once during the Plan year, a summary of significant recurring questions, controversies and disputes (if any) that may have arisen in connection with the Plan during the preceding Plan year. The Compensation Committee will have the authority to rely upon any reports prepared by the auditors and conclusively determine whether Participants have earned Bonus Awards hereunder. The members of the Board and Compensation Committee will not be liable for any actions or determinations made with respect to their duties under this Plan.

In the event of a claim or dispute brought forth by a Participant, the decision of the Management Committee as to the facts in the case and meaning and intent of any provision of the Plan, or its application, will be final, binding, and conclusive. In the case of claims or disputes brought by a Participant that is a member of the Management Committee, such decisions will be made by the Compensation Committee.

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9. General Provisions

A Participant’s rights under the Plan will not be assignable, either voluntarily or in-voluntarily by way of encumbrance, pledge, attachment, level or charge of any nature (except as may be required by state or federal law).

Nothing in the Plan will require the Company to segregate or set aside any funds or other property for the purpose of paying any portion of a financial award. No Participant, beneficiary or other person will have any right, title or interest in any amount awarded under the Plan prior to the payment of such award to him or her, or in any property of the Company or its subsidiaries.

Participation in this Plan will not confer upon any Participant any right to continue in the employ of the Company nor interfere in any way with the right of the Company to terminate any Participant’s employment at any time. The Company is under no obligation to continue the Plan in future Fiscal Years.

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Exhibit A

Motricity 2009 Plan Financial Targets for Senior Director Level and Below

The Financial Targets for Fiscal Year 2009 Plan shall be as follows:

ADJUSTED EBITDA: ***

REVENUE: ***

WORKING CAPITAL: ***

Minimum Targets

No payout will be made to Participants unless the Company achieves (i) a minimum Adjusted EBITDA of no less than ***; and (ii) a minimum Revenue of ***.

Subject to achievement of the Minimum Targets, a Participant’s Bonus Award shall equal:

(x) Participant’s target Bonus Award multiplied by

(y) Payout % which shall be the sum of:

i)	60% of Adjusted EBITDA Payout % for all eligible Participants

Adjusted EBITDA Payout % shall be 0% if actual Adjusted EBITDA is below ***. Adjusted EBITDA Payout % shall be 30% if actual Adjusted EBITDA exceeds ***, but is less than ***. Adjusted EBITDA Payout % shall be 70% if actual Adjusted EBITDA exceeds ***, but is less than ***. Adjusted EBITDA Payout % shall be 100% if actual Adjusted EBITDA is equal to ***. For each additional *** of actual Adjusted EBITDA achieved beyond ***, the Adjusted EBITDA Payout % shall increase by 5%. Under no circumstance will Adjusted EBITDA Payout % exceed 150%.

Illustrative Table:

Adjusted EBITDA	Adjusted EBITDA Payout %
***	0%
***	30%
***	70%
***	100%
***	125%
***	150%

ii)	40% of Revenue Payout % for all eligible Participants

Revenue Payout % shall be 0% if actual Revenue is below ***. Revenue Payout % shall be 70% if actual Revenue exceeds ***, but is less than ***. Revenue Payout % shall be 100% if actual Revenue is equal to ***. For each additional *** of actual Revenue achieved beyond the ***, Revenue Payout % shall increase 5%. Under no circumstance will Revenue Payout % exceed 150%.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Illustrative Table:

Revenue	Revenue Payout %
***	0%
***	70%
***	100%
***	125%
***	150%

Payout Calculation Examples:

	Adj. EBITDA	Revenue	Payout of Target Bonus
Weighting	60%	40%

Scenario 1 – Adjusted EBITDA below Minimum Target
Results	***	***	0%
Payout %	0%	0%

Scenario 2 – Adjusted EBITDA meets Budget, Revenue exceeds Budget
Results	***	***	110%
Payout %	100%	125%

Scenario 3 – Adjusted EBITDA above Budget, Revenue maxes out
Results	***	***	129%
Payout %	115%	150%

Scenario 4 – Adjusted EBITDA & Revenue below Budget
Results	***	***	70%
Payout %	70%	70%

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Exhibit B

Motricity 2009 Plan Financial Targets for Vice President Level and Above

The Financial Targets for Fiscal Year 2009 Plan shall be as follows:

ADJUSTED EBITDA: ***

REVENUE: ***

WORKING CAPITAL: ***

Minimum Targets

No payout will be made to Participants unless the Company achieves (i) a minimum Adjusted EBITDA of no less than ***; and (ii) a minimum Revenue of ***.

Subject to achievement of the Minimum Targets, a Participant’s Bonus Award shall equal:

(x) Participant’s target Bonus Award multiplied by

(y) Payout % which shall be the sum of:

i)	60% of Adjusted EBITDA Payout % for all eligible Participants

Adjusted EBITDA Payout % shall be 0% if actual Adjusted EBITDA is below ***. Adjusted EBITDA Payout % shall be 70% if actual Adjusted EBITDA exceeds ***, but is less than ***. Adjusted EBITDA Payout % shall be 100% if actual Adjusted EBITDA is equal to ***. For each additional *** of actual Adjusted EBITDA achieved beyond ***, the Adjusted EBITDA Payout % shall increase by 5%. Under no circumstance will Adjusted EBITDA Payout % exceed 150%.

Illustrative Table:

Adjusted EBITDA	Adjusted EBITDA Payout %
***	0%
***	70%
***	100%
***	125%
***	150%

ii)	20% of Revenue Payout % for all eligible Participants

Revenue Payout % shall be 0% if actual Revenue is below ***. Revenue Payout % shall be 70% if actual Revenue exceeds ***, but is less than ***. Revenue Payout % shall be 100% if actual Revenue is equal to ***. For each additional *** of actual Revenue achieved beyond the ***, Revenue Payout % shall increase 5%. Under no circumstance will Revenue Payout % exceed 150%.

Illustrative Table:

Revenue	Revenue Payout %
***	0%
***	70%
***	100%
***	125%
***	150%

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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iii)	20% of Working Capital (“WC”) Payout % for all eligible Participants

WC Payout % shall be 0% if actual WC exceeds ***. WC Payout % shall be 70% if actual WC is below ***, but is greater than ***. WC Payout % shall be 100% if achievement of WC Target is equal to ***. For each additional *** of WC reductions achieved below ***, WC Payout % shall increase 5%. Under no circumstance will WC Payout % exceed 150%. In the event that the Company accesses the Accounts Receivables revolver (from SVB or any other lender), then no WC Payout % shall be earned.

Illustrative Table:

Working Capital	WC Payout %
***	0%
***	70%
***	100%
***	125%
***	150%

Payout Calculation Examples:

	Adj. EBITDA	Revenue	Working Capital	Payout of Target Bonus
Weighting	60%	20%	20%

Scenario 1 – Adjusted EBITDA below Minimum Target
Results	***	***	***
Payout %	0%	0%	0%	0%

Scenario 2 – Adjusted EBITDA meets Budget, Revenue and WC exceed Budget
Results	***	***	***
Payout %	100%	125%	125%	110%

Scenario 3 – Adjusted EBITDA above Budget, Revenue and WC max out
Results	***	***	***
Payout %	115%	150%	150%	124%

Scenario 4 – Adjusted EBITDA & Revenue below Budget, WC max out
Results	***	***	***
Payout %	70%	70%	150%	86%

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Exhibit C

Target Bonus Percentages by position or job level are as follows:

Position/Job Level	Target Bonus %
Chief Executive Officer	75%
Chief Operating Officer/Chief Financial Officer	55%
SVP General Counsel	50%
SVP Corporate Development	***
SVP New Product Strategy	***
SVP Solutions and Services	***
Vice Presidents	***
Directors / Sr. Directors	***
Sr. Managers / IC Advisors	***
Managers	***
Individual Contributors	***
Support (Non-Exempt Employees) and All Others	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.